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                                                                    Exhibit 23.2


CONSENT OF JEFFER, MANGELS, BUTLER & MARMARO, LLP

         We consent to the reference to our firm and to the inclusion of our opinion as an exhibit to the Form SB-2 Registration Statement of Sensus Capital Corp., a Nevada corporation, as filed with the Securities and Exchange Commission on March 23, 2000



                                          JEFFER, MANGELS, BUTLER & MARMARO LLP